UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 _______________

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 28, 2004


                         THE PEPSI BOTTLING GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   1-14893                  13-4038356
(State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)            File Number)           Identification No.)


                         One Pepsi Way, Somers, NY 10589
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (914) 767-6000

                                       N/A
                                     -------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

     On September 28, 2004, The Pepsi Bottling Group, Inc. announced its results for its third quarter ended September 4, 2004, revised upward the lower end of the estimated range of its full year 2004 earnings per share forecast, and otherwise affirmed its full year 2004 forecast as described in the press release furnished hereto as Exhibit 99.1, which is incorporated herein by reference.

                  Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c) Exhibit 99.1 Press release dated September 28, 2004 which is being furnished hereto pursuant to Item 2.02.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE PEPSI BOTTLING GROUP, INC.
                                             (Registrant)
Date: September 28, 2004                /s/ Pamela C. McGuire
      ------------------                    -----------------
                                              (Signature)
                                       Pamela C. McGuire, Senior Vice President,
                                       General Counsel and Secretary